Exhibit 10.19

BITECH TECHNOLOGIES CORPORATION

Subscription Agreement for U.S. Residents

The undersigned “Subscriber”, on the terms and conditions herein set forth, hereby irrevocable submits this subscription agreement (the “Subscription Agreement”) to BITECH TECHNOLOGIES CORPORATION, a Delaware corporation (the “Company”), in connection with a private offering by the Company to “accredited investors” (as defined below) (the “Offering”) to raise additional working capital of up to $500,000 through the sale of up to 25,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock” or “Shares”) at a price of $[__] per Share. Investors who subscribe for $200,000 or more of Shares shall be entitled to receive one warrant (the “Warrant”) for each two shares of Common Stock purchased without payment of any additional consideration. Each Warrant shall entitle the holder to purchase one share of Common Stock at an exercise price of $[__] per share. The Warrants will expire 18 months after the date of issuance. A form of the Warrant is attached hereto as Exhibit A. There is no minimum number of Shares that needs to be sold in order for funds to be released to the Company. The minimum Subscription Amount (as defined below) is $25,000, although the Company may accept subscriptions for lesser amounts.

The Shares are to be offered for sale commencing on April 1, 2023 through and including the sooner of (a) the sale of all of Shares offered or (b) July 1, 2023, unless the Offering is extended at the Company’s sole discretion (the “Offering Period”). The Company shall be able, in its discretion, to terminate the Offering at any time] . Within the Offering Period, the Company shall be able to accept some or all of the subscriptions received as of the date received.

1. Subscription for the Purchase of Securities.

THE UNDERSIGNED hereby subscribes to purchase _____________ Shares at $[__] per Unit for a total subscription amount of $______________ (the “Subscription Amount”). In this regard, the Subscriber agrees to return to the Company a signed copy of this Subscription Agreement and send to the Company via wire transfer the Subscription Amount as follows:

Beneficiary:	[__]
Bank Name:	[__]
Bank Address	[__]
ABA No.	[__]
Account No.	[__]

WHEREAS, in connection with its purchase the Subscriber represents and warrants to the Company the following: The Company’s private offering of Shares is being made to “accredited investors” within the meaning of Rule 506 of Regulation D promulgated by the Securities Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”).

1.2 Offer to Purchase. Subscriber hereby irrevocably offers to purchase the number of Shares set forth in Section 1 above and tenders, herewith, the total Subscription Amount payable to the order of BITECH MINING CORPORATION, a wholly owned subsidiary of BITECH TECHNOLOGIES CORPORATION. Subscriber recognizes and agrees that (i) this subscription is irrevocable and, if Subscriber is a natural person, shall survive Subscriber’s death, disability or other incapacity, and (ii) the Company has complete discretion to accept or to reject this Subscription Agreement in its entirety and shall have no liability for any rejection of this Subscription Agreement. This Subscription Agreement shall be deemed to be accepted by the Company only when it is executed by the Company.

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1.3 Effect of Acceptance. Subscriber hereby acknowledges and agrees that on the Company’s acceptance of this Subscription Agreement, it shall become a binding and fully enforceable agreement between the Company and the Subscriber. As a result, upon acceptance by the Company of this Subscription Agreement, Subscriber will become the record and beneficial holder of the shares of Common Stock and Warrants, if applicable, subscribed for and the Company will be entitled to receive the purchase price of the Shares as specified herein.

2. Representation as to Subscriber Status.

2.1 Accredited Subscriber. In order for the Company to sell the Shares in conformance with state and federal securities laws, the following information must be obtained regarding Subscriber’s investor status. Please initial each item applicable to you as an investor in the Company [and provide the Company with certification of your status as an accredited investor substantially in the form of Accredited Status Certification Letter attached hereto as Exhibit A or alternatively with the Client Materials as defined in such certification letter].

_____	(a)	A natural person whose net worth, either individually or jointly with such person’s spouse, at the time of Subscriber’s purchase, exceeds $1,000,000;

_____	(b)	A natural person who had an individual income in excess of $200,000, or joint income with that person’s spouse in excess of $300,000, in each of the two most recent years and reasonably expects to reach the same income level in the current year;

_____	(c)	A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity;

_____	(d)	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

_____	(e)	An insurance company as defined in section 2(13) of the Exchange Act;

_____	(f)	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

_____	(g)	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

_____	(h)	A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state, or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

_____	(i)	An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

_____	(j)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

_____	(k)	An organization described in Section 501(c)(3) of the Internal Revenue Code, or a corporation, business trust or partnership, not formed for the specific purpose of acquiring Series B Notes and Warrants, with total assets in excess of $5,000,000;

_____	(l)	A director or executive officer of the Company;

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_____	(m)	A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Series B Notes and Warrants, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Company;

_____	(n)	An entity in which all of the equity owners qualify under any of the above subparagraphs.

_____	(o)	Subscriber does not qualify under any of the investor categories set forth in (a) through (l) above.

2.2 Net Worth. The term “net worth” means the excess of total assets over total liabilities (including personal and real property, but excluding the estimated fair market value of a person’s primary home).

2.3 Income. In determining individual “income,” Subscriber should add to Subscriber’s individual taxable adjusted gross income (exclusive of any spousal income) any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

2.4 Type of Subscriber. Indicate the form of entity of Subscriber:

☐	Individual	☐	Limited Partnership
☐	Corporation	☐	General Partnership
☐	Revocable Trust
☐	Other Type of Trust (indicate type): _________________
☐	Other (indicate form of organization): ________________

(a) If Subscriber is not an individual, indicate the approximate date Subscriber entity was formed: _____________________.

(b) If Subscriber is not an individual, initial the line below which correctly describes the application of the following statement to Subscriber’s situation: Subscriber (i) was not organized or reorganized for the specific purpose of acquiring the Shares and (ii) has made investments prior to the date hereof, and each beneficial owner thereof has and will share in the investment in proportion to his or her ownership interest in Subscriber.

_____________      True

_____________       False

If the “False” box is checked, each person participating in the entity will be required to fill out a Subscription Agreement.

2.5 Other Representations and Warranties of Subscriber. Subscriber hereby represents and warrants to the Company as follows:

(a) Subscriber is acquiring the Shares for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, Subscriber does not agree to hold any of the Common Stock or Warrants for any minimum or other specific term and reserves the right to dispose of the Common Stock and Warrants at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. Subscriber is acquiring the Shares hereunder in the ordinary course of its business. Subscriber does not presently have any agreement or understanding, directly or indirectly, with any Person (as defined below) to distribute any of the Shares or Warrants. For purposes of this Subscription Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any governmental entity or any department or agency thereof.

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(b) Subscriber’s financial condition is such that Subscriber is able to bear the risk of holding the Common Stock and Warrants that Subscriber may acquire pursuant to this Agreement, for an indefinite period of time, and the risk of loss of Subscriber’s entire investment in the Company.

(c) Subscriber has received, has read and understood and is familiar with this Subscription Agreement.

(d) Subscriber has been advised that the Company is subject to informational filing requirements of the U.S. Securities Exchange Act of 1934, as amended, and its rules and regulations. This means that the Company files reports and other information with the U.S. Securities and Exchange Commission (the “SEC Reports”). The SEC maintains a Web site that contains the reports and other information that we file electronically with the SEC and the address of that website is http://www.sec.gov. Subscriber has carefully considered the information included in the SEC Reports and has been furnished with all documents and materials relating to the business, finances and operations of the Company and its subsidiaries and information that Subscriber requested and deemed material to making an informed investment decision regarding the purchase of the Shares. Subscriber has been afforded the opportunity to review such documents and materials and the information contained therein. Subscriber has been afforded the opportunity to ask questions of the Company and its management. Subscriber understands that such discussions, as well as any written information provided by the Company, were intended to describe the aspects of the Company’s and its subsidiaries’ business and prospects which the Company believes to be material, but were not necessarily a thorough or exhaustive description, and except as expressly set forth in this Subscription Agreement, the Company makes no representation or warranty with respect to the completeness of such information and makes no representation or warranty of any kind with respect to any information provided by any entity other than the Company. Some of such information may include projections as to the future performance of the Company and its subsidiaries, which projections may not be realized, may be based on assumptions which may not be correct and may be subject to numerous factors beyond the Company’s and its subsidiaries’ control. Additionally, Subscriber understands and represents that Subscriber is purchasing the Shares notwithstanding the fact that the Company and its subsidiaries, if any, may disclose in the future certain material information that the Subscriber has not received, including the financial results of the Company and its subsidiaries for their current fiscal quarters. Neither such inquiries nor any other due diligence investigations conducted by such Subscriber shall modify, amend or affect such Subscriber’s right to rely on the Company’s representations and warranties, if any, contained in this Subscription Agreement. Subscriber has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its investment in the Shares.

(e) No representations or warranties have been made to Subscriber by the Company, or any representative of the Company, or any securities broker/dealer, other than as set forth in this Subscription Agreement.

(f) Subscriber has investigated the acquisition of the Shares to the extent Subscriber deemed necessary or desirable and the Company has provided Subscriber with any reasonable assistance Subscriber has requested in connection therewith.

(g) Subscriber, either personally, or together with his advisors (other than any securities broker/dealers who may receive compensation from the sale of any of the Shares), has such knowledge and experience in financial and business matters that Subscriber is capable of evaluating the merits and risks of purchasing the Shares and of making an informed investment decision with respect thereto.

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(h) Subscriber is aware that Subscriber’s rights to transfer the Common Stock or the Warrants (including the Common Stock underlying the Warrants) is restricted by the Securities Act and applicable state securities laws, and Subscriber will not offer for sale, sell or otherwise transfer the Common Stock or Warrants (including the Common Stock underlying the Warrants) without registration under the Securities Act and qualification under the securities laws of all applicable states, unless such sale would be exempt therefrom.

(i) Subscriber understands that: (i) the Shares, including the Warrants (collectively, the “Securities”) have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) Subscriber shall have delivered to the Company an opinion of counsel, in a form reasonably satisfactory to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) Subscriber provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act, as amended, (or a successor rule thereto) (collectively, “Rule 144”) or to an accredited investor in a private transaction exempt from the registration requirements of the Securities Act; (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person) through whom the sale is made may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and Subscriber effecting a pledge of Securities shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Subscription Agreement, including, without limitation, this Section 2.5(i).

(j) The Subscriber has had an opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of an investment in the Company and all such questions have been answered to the full satisfaction of Subscriber. Subscriber understands that no person other than the Company has been authorized to make any representation and if made, such representation may not be relied on unless it is made in writing and signed by the Company. The Company has not, however, rendered any investment advice to Subscriber with respect to the suitability of Subscriber’s investment in the Company.

(k) Subscriber understands that the certificates or other instruments representing the Securities, as well as the Common Stock issuable thereby, shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such stock certificates):

[THE SECURITIES EVIDENCED BY THIS CERTIFICATE] [NEITHER THIS SECURITY AND THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE] HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL SELECTED BY THE HOLDER, IN A FORM REASONABLY SATISFACTORY TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

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The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at The Depositary Trust Company (“DTC”), if, unless otherwise required by state securities laws, (i) such Securities are registered for resale under the Securities Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a form reasonably satisfactory to the Company, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the Securities Act, or (iii) the Securities can be sold, assigned or transferred pursuant to Rule 144 or to an accredited investor in a private transaction exempt from the registration requirements of the Securities Act.

(l) Subscriber also acknowledges and agrees to the following:

(i) An investment in the Securities is highly speculative and involves a high degree of risk of loss of the entire investment in the Company; and

(ii) There is no assurance that a public market for the Securities will be available and that, as a result, Subscriber may not be able to liquidate Subscriber’s investment in the Securities should a need arise to do so.

(m) Subscriber is not dependent for liquidity on any of the amounts Subscriber is investing in the Securities.

(n) Subscriber’s address set forth below is his or her correct residence address.

(o) Subscriber has full power and authority to make the representations referred to herein, to purchase the Shares and to execute and deliver this Subscription Agreement.

(p) Neither Subscriber, or if Subscriber is an entity, nor any director, executive officer, or other officer of Subscriber, any beneficial owner (as that term is defined in Rule 13d-3 under the Exchange Act) of 20% or more of Subscriber’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with Subscriber in any capacity at the time of sale of the Shares (each, a “Subscriber Covered Person” and, collectively, “Subscriber Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. Subscriber has exercised reasonable care to determine (i) the identity of each person that is a Subscriber Covered Person; and (ii) whether any Subscriber Covered Person is subject to a Disqualification Event.

(q) Subscriber understands that completion of this Offering is not subject to the Company raising a minimum offering amount. As such, proceeds from this Offering may not be sufficient to meet the objectives of the Company has disclosed in its SEC Reports or other corporate milestones that the Company may set. Subscriber understands that Subscriber should not rely on the success of the Offering to address the Company’s need for funding.

(r) Subscriber understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and Subscriber’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of Subscriber to acquire the Shares.

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(s) The foregoing representations and warranties are true and accurate as of the date hereof and shall survive such date. If any of the above representations and warranties shall cease to be true and accurate prior to the acceptance of this Subscription Agreement, Subscriber shall give prompt notice of such fact to the Company by telegram, or facsimile or e-mail, specifying which representations and warranties are not true and accurate and the reasons therefor.

3. Indemnification. Subscriber acknowledges that Subscriber understands the meaning and legal consequences of the representations and warranties made by Subscriber herein, and that the Company is relying on such representations and warranties in making the determination to accept or reject this Subscription Agreement. Subscriber hereby agrees to indemnify and hold harmless the Company and each employee and agent thereof from and against any and all losses, damages or liabilities due to or arising out of a breach of any representation or warranty of Subscriber contained in this Subscription Agreement.

4. Transferability. Subscriber agrees not to transfer or assign this Subscription Agreement, or any interest herein, and further agrees that the assignment and transferability of the Securities acquired pursuant hereto shall be made only in accordance with applicable federal and state securities laws.

5. Termination of Agreement; Return of Funds. In the event that, for any reason, this Subscription Agreement is rejected in its entirety by the Company, this Subscription Agreement shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder. In the event that the Company rejects this Subscription Agreement, the Company shall promptly return or cause to be returned to Subscriber any money tendered hereunder without interest or deduction.

6. Notices. All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, or delivered by, facsimile or e-mail to Subscriber at the address set forth below and to the Company at the address set forth on the first page of this Agreement, or at such other place as the Company may designate by written notice to Subscriber.

7. Amendments. Neither this Subscription Agreement nor any term hereof may be changed, waived, discharged or terminated except in a writing signed by Subscriber and the Company.

8. Governing Law. This Subscription Agreement and all amendments hereto shall be governed by and construed in accordance with the laws of the State of Delaware.

9. Headings. The headings in this Subscription Agreement are for convenience of reference, and shall not by themselves determine the meaning of this Subscription Agreement or of any part hereof.

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INDIVIDUALS

In witness whereof, the parties hereto have executed this Agreement as of the dates set forth below.

Dated: _____________, 2023

Signature(s):

Name (Please Print):
Residence Address:

Mobile Phone Number:	(______) _________________

Social Security Number:

Email address:	_______________@___________________

ACCEPTANCE

BITECH TECHNOLOGIES CORPORATION
a Delaware corporation

Date: _____________, 2023
By:

Benjamin Tran, Chief Executive Officer

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CORPORATIONS, PARTNERSHIPS, TRUSTS OR OTHER ENTITIES

In witness whereof, the parties hereto have executed this Agreement as of the dates set forth below.

Dated: _____________, 2023

Name of Purchaser (Please Print):

By:

Name (Please Print):

Title

Address:

Mobile Phone Number:	(______)___________

Taxpayer ID Number:

Email address:	________________@__________________________

ACCEPTANCE

BITECH TECHNOLOGIES CORPORATION
a Delaware corporation

Date: _____________, 2023

By:
Benjamin Tran, Chief Executive Officer

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EXHIBIT A

FORM OF WARRANT

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

BITECH TECHNOLOGIES CORPORATION

COMMON STOCK PURCHASE WARRANT

This certifies that, for value received, ______________________________ (“Holder”), is entitled to subscribe for and purchase from Bitech Technologies Corporation, a Delaware corporation (the “Company”), ______________ shares, subject to adjustment as set forth in Article II below (“Warrant Shares”), of Common Stock, par value $0.001 per share, of the Company (“Common Stock”), at the exercise price of $[___] per share, which price is subject to adjustment as set forth in Article II below (the “Exercise Price”), at any time and from time to time beginning on the date of this Warrant as set forth below (“Effective Date”), and ending on __________________, [__] (“Expiration Date”), upon written notice from the Holder to the Company (“Notice”) and subject to the terms provided herein.

This Warrant is subject to the following provisions, terms and conditions:

ARTICLE I.

EXERCISE; RESERVATION OF SHARES

Section 1.01 Warrant Exercise. The rights represented by this Warrant may be exercised by the Holder at any time and from time to time after the Effective Date and prior to the Expiration Date, in whole or in part, upon Notice, by the surrender at the principal office of the Company of this Warrant together with a duly executed subscription in the form annexed hereto as Exhibit A (“Subscription Form”) and accompanied by payment, in certified or immediately available funds, of the Exercise Price for the number of Warrant Shares specified in the Subscription Form. The shares so purchased shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall be exercised as hereinabove provided. No fractional shares or scrip representing fractional shares shall be issued upon exercise of this Warrant and the number of shares that shall be issued upon such exercise shall be rounded to the nearest whole share without the payment or receipt of any additional consideration.

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Section 1.02 Certificates. Certificates or Book Entry Statements for the shares purchased pursuant to Section 1.01 shall be delivered to the Holder within fifteen (15) days after the rights represented by this Warrant shall have been so exercised, and a new Warrant in the name of the Holder representing the rights, if any, that shall not have been exercised prior to the Expiration Date with respect to this Warrant shall also be delivered to such Holder within such time, with such new Warrant to be identical in all other respects to this Warrant. The Holder shall for all purposes be deemed to have become the holder of record of the Warrant Shares on the date this Warrant was exercised (the date the Holder has fully complied with the requirements of Section 1.01), irrespective of the date of delivery of the certificate or certificates representing the Warrant Shares; provided that, if the date such exercise is made is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of record of the Warrant Shares at the close of business on the next succeeding date on which the stock transfer books are open. The term “Warrant,” as used herein, includes any Warrants into which this Warrant may be divided or combined and any subsequent Warrants issued upon the transfer or exchange or reissuance upon loss hereof.

Section 1.03 Company Covenants. The Company represents, warrants, covenants and agrees:

(a) That all shares of Common Stock that may be issued upon exercise of this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof; and

(b) That during the period the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue and delivery upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

ARTICLE II.

ADJUSTMENTS

Section 2.01 Adjustment Events.

(a) Capital Events. If any reorganization or reclassification of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation (in any instance, a “Capital Event”) shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets (including cash) with respect to or in exchange for their Common Stock, then, as a condition of such Capital Event, lawful and adequate provisions shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, an amount of such shares of stock, securities or assets (including cash) as may have been issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such Capital Event not taken place.

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(b) Preservation of Value. In the case of any Capital Event, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustment of the number of shares that may be issued upon exercise of this Warrant and the Exercise Price hereof) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets (including cash) thereafter deliverable upon the exercise of the rights represented hereby.

(c) Obligation Expressly Assumed. The Company shall not effect any consolidation, merger or sale of all or substantially all of its assets, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation into or for the securities of which the previously outstanding stock of the Company shall be changed in connection with such consolidation or merger, or the corporation purchasing such assets, as the case may be, shall assume by written instrument executed and mailed or delivered to the registered Holder at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder, upon exercise of this Warrant, such shares of stock, securities or assets (including cash) as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

Section 2.02 Subdivision or Combination of Stock. In the event that the Company shall at any time subdivide or split its outstanding shares of Common Stock into a greater number of shares, the number of Warrant Shares subject to issuance upon exercise of this Warrant at the opening of business on the day upon which such subdivision becomes effective shall be proportionately increased. In the event that the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the number of shares subject to issuance upon exercise of this Warrant at the opening of business on the day upon which such subdivision becomes effective shall be proportionately decreased. Any such increase or decrease, as the case may be, shall become effective immediately after the opening of business on the day following the day upon which such subdivision or combination, as the case may be, becomes effective.

Section 2.03 Stock Dividends. In the event that the Company shall at any time declare any dividend or distribution upon its Common Stock payable in stock, the number of Warrant Shares subject to issuance upon exercise of this Warrant shall be increased by the number (and the kind) of shares which would have been issued to the holder of this Warrant if this Warrant were exercised immediately prior to such dividend. Such increase shall become effective immediately after the opening of business on the day following the record date for such dividend or distribution.

Section 2.04 Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares of the Company owned or held by or for the account of the Company.

Section 2.05 Minimum Adjustment. No adjustment in the number of shares that may be issued upon exercise of this Warrant as provided in this Article II shall be required unless such adjustment would require an increase or decrease in such number of shares of at least one percent (1%) of the then adjusted number of shares of Common Stock that may be issued upon exercise of this Warrant; provided, however, that any such adjustments that by reason of the foregoing are not required to be made shall be carried forward and taken into account and included in determining the amount of any subsequent adjustment; and provided further, that if the Company shall at any time subdivide or combine the outstanding shares of Common Stock or issue additional shares of Common Stock as a dividend, said percentage shall forthwith be proportionately adjusted so as to appropriately reflect the same.

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Section 2.06 Adjustment of Exercise Price. Whenever the number of shares of Common Stock that may be issued upon exercise of this Warrant is adjusted, and effective at the time such adjustment is effective, as provided in Sections 2.01, 2.02 and 2.03 of this Article II, the Exercise Price shall be adjusted (to the nearest whole cent) by multiplying each such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock which may be issued upon the exercise of each such Warrant immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter. The Company may retain a firm of independent certified public accountants (which may not be the regular accountants employed by the Company) to make any required computation, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

Section 2.07 Record Date. In the event that the Company shall not take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in Common Stock, then such record date shall be deemed for the purposes of this Article II to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend.

Section 2.8 Officer’s Certificate. Whenever the Exercise Price shall be adjusted as provided in this Article II, the Company shall forthwith file with its Secretary and retain in the permanent records of the Company, an officer’s certificate showing the adjusted Exercise Price determined as provided in this Article II, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional or fewer shares of Common Stock, and such other facts as may be reasonably necessary to show the reason for and the method of computing such adjustment. Each such officer’s certificate shall be made available at all reasonable times for inspection by the Holder.

Section 2.9 Notice of Adjustment. Upon any adjustment of the number of shares that may be issued upon exercise of this Warrant or the Exercise Price, the Company shall give notice thereof to the Holder, which notice shall state the increase or decrease, if any, in the number of shares that may be issued upon the exercise of this Warrant and the Exercise Price, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

Section 2.10 Definition of “Common Stock”. As used in this Article II, the term “Common Stock” shall mean and include all of the Company’s authorized Common Stock of any class as constituted on the Effective Date, and shall also include any capital stock of any class of the Company thereafter authorized that shall not be limited to a fixed sum or stated value in respect of the rights of the holders thereof to participate in dividends or the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company.

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ARTICLE III.

TRANSFER RESTRICTIONS

Section 3.01 Securities Law Transfer Restrictions. By taking and holding this Warrant, the Holder (i) acknowledges that neither this Warrant nor any shares of Common Stock that may be issued upon exercise of this Warrant have been registered under the Securities Act or any applicable state securities or blue sky law (collectively, “Securities Laws”); (ii) agrees not to sell, transfer or otherwise dispose of this Warrant, and agrees not to sell, transfer or otherwise dispose of any such shares of Common Stock without registration unless the sale, transfer or disposition of such shares can be effected without registration and in compliance with the Securities Laws; and (iii) agrees not to sell, transfer or otherwise dispose of this Warrant or any portion thereof or interest therein except as otherwise expressly permitted herein. No part of this Warrant or any portion thereof or interest therein may be transferred, whether voluntarily, involuntarily or by operation of law, except to a Permitted Transferee as hereinafter defined. “Permitted Transferee” shall mean a transferee or assignee that (a)(i) is an entity as to which the Holder is the beneficial owner of at least a majority of the equity therein and the Holder has voting control thereover, (ii) is a member of the Holder’s family or a trust for the benefit of an individual Holder or (iii) a successor by inheritance or intestate succession to any interest in this Warrant or any portion thereof and (b) accepts by written instrument reasonably acceptable to the Company each of the terms and conditions that govern this Warrant. Any certificate for shares of Common Stock issued upon exercise of this Warrant shall bear an appropriate legend describing the foregoing restrictions, unless such shares of Common Stock have been effectively registered under the applicable Securities Laws.

Section 3.02 Provision of Information by Holder. The Holder shall make available to the Company such written information, presented in form and content satisfactory to the Company, as the Company may reasonably request, from time to time, in order to make the determination provided for in Section 3.01.

ARTICLE IV.

MISCELLANEOUS

Section 4.01 Transfer of Warrants. No right or interest in this Warrant shall be transferable except as provided in Article III.

Section 4.02 Notices. Any notice or communication to be given pursuant to this Warrant shall be in writing and shall be delivered in person or by certified mail, return receipt requested, in the United States mail, postage prepaid. Notices to the Company shall be addressed to the Company’s principal office. Notices to the Holder shall be addressed to the Holder’s address as reflected in the records of the Company. Notices shall be effective upon delivery in person, or, if mailed, at midnight on the fifth business day after mailing.

Section 4.03 No Shareholder Rights. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

Section 4.04 Governing Law; Jurisdiction; Jury Trial. This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Orange County, California, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY WAIVES ANY RIGHT THEY MAY HAVE TO, AND AGREE NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY.

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Section 4.05 Headings; Interpretation. The section headings used herein are for convenience of reference only and are not intended to define, limit or describe the scope or intent of any provision of this Warrant. When used in this Warrant, the term “including” shall mean “including, without limitation.”

Section 4.06 Successors. The covenants, agreements and provisions of this Warrant shall bind the parties hereto and their respective successors and permitted assigns.

Section 4.07 Integrated Agreement; Modification. This Warrant is a complete statement of the agreement of the parties with respect to the subject matter hereof and may be modified only by written instrument executed by the parties.

IN WITNESS WHEREOF, the Company has caused this Warrant to be issued effective as of the ________, 2023.

BITECH TECHNOLOGIES CORPORATION a Delaware corporation

By:
Benjamin Tran, Chief Executive Officer

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Exhibit A

SUBSCRIPTION FORM

(To be Executed only upon Exercise of Warrant)

The undersigned registered owner of this Warrant irrevocably exercises this Warrant and purchases __________ shares of Common Stock of Bitech Technologies Corporation, a Delaware corporation, that may be issued under this Warrant and herewith delivers the sum of $____________ in full payment of the Exercise Price for such shares, all on the terms and conditions specified in this Warrant. Such shares are to be delivered to such holder at the address reflected in the records of the Company unless contrary instructions are herein given.

Please issue the Common Stock into which the Warrant is being exercised to the Holder, or for its benefit, as follows:

☐ Check here if requesting delivery as a certificate to the following name and to the following address:

Issue to: _________________________________________

Address: _________________________________________

Telephone Number: ________________________________

☐ Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:

DTC Participant: _________________________________________

DTC Number: _________________________________________

Account Number: ________________________________

Authorization: _________________________________________

By: _________________________________________

Title: _________________________________________

Dated:

Account Number (if electronic book entry transfer): _________________________________________

Transaction Code Number (if electronic book entry transfer): _________________________________________

Date: _______________ __, ______

Name of Registered Holder

By:
Name:
Title:

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